Summary of Significant Accounting Policies - Property, Plant and Equipment, Net (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Property, Plant and Equipment, Net
Land	$ 105	$ 105
Buildings and leasehold improvements	1,433	1,260
Machinery and equipment	2,311	2,259
Construction in progress	2,718	2,109
Total property, plant and equipment, at cost	6,567	5,733
Accumulated depreciation	(1,533)	(1,541)
Property, plant and equipment (PP&E), net	$ 5,034	$ 4,192	$ 3,376